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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 16, 2004


                              JLG INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number: 1-12123

               PENNSYLVANIA                                25-1199382
     (State or other jurisdiction of                    (I.R.S. Employer
      incorporation or organization)                   Identification No.)

               1 JLG DRIVE,
             MCCONNELLSBURG, PA                           17233-9533
 (Address of principal executive offices)                  (Zip Code)


               Registrant's telephone number, including area code:
                                 (7l7) 485-5161


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure
         (information being furnished under Item 12. Results of Operations and Financial Condition)

In accordance with the instructions of the Securities and Exchange Commission, the following information, which is intended to be furnished pursuant to this Form 8-K under Item 12, "Results of Operations and Financial Condition," is being furnished under Item 9, "Regulation FD Disclosure."

On March 16, 2004, the Company issued a press release releasing and reviewing the Company's financial results for its fiscal quarter ended January 31, 2004. A copy of this press release, including unaudited condensed consolidated financial statements for the period ended January 31, 2004, is attached as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.

The information in this Current Report on Form 8-K, including the exhibit, is being furnished pursuant to Item 9 (Regulation FD Disclosure) and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of JLG Industries, Inc. under the Securities Act of 1933, as amended.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     JLG INDUSTRIES, INC.
                                     (Registrant)



Date: March 16, 2004                 /s/ James H. Woodward, Jr.
                                     -------------------------------------------
                                     James H. Woodward, Jr.
                                     Executive Vice President and
                                     Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

   99.1          Press release of JLG Industries, Inc. issued on March 16, 2004.






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